                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                       April 2, 1996      (April 2, 1996)
                   -----------------------------------------
                Date of Report (Date of earliest event reported)




                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



      TENNESSEE                         1-10160                 62-0859007
- ------------------------              ------------           -------------------
(State of incorporation)              (Commission            (I.R.S. Employer
                                      File Number)           Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (901) 383-6000
                                                    -----------------

                                 Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Item 7 (b) below presents unaudited pro forma consolidated financial statements of Union Planters Corporation (the Corporation) reflecting certain pending and probable acquisitions as of and for the three years ended December 31, 1995.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(b)      Pro Forma Financial Information

         Index to Unaudited Pro Forma Financial Information
                                                                                             Page
                                                                                            ------
         (1)     Introduction                                                                 1

         (2)     Unaudited Pro Forma Consolidated Balance Sheet
                 as of December 31, 1995                                                      2

         (3)     Unaudited Pro Forma Consolidated Statements of Earnings
                 for the Years Ended December 31, 1995, 1994, and 1993                      3 - 5

         (4)     Notes to Unaudited Pro Forma Consolidated Financial Statements               6

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 Union Planters Corporation
                                              ---------------------------------
                                                         Registrant



Date:     April 2, 1996                            /s/ M. Kirk Walters
       ----------------------                 ---------------------------------
                                                       M. Kirk Walters
                                              Senior Vice President, Treasurer,
                                                and Chief Accounting Officer

                           UNION PLANTERS CORPORATION

             Unaudited Pro Forma Consolidated Financial Statements

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

         The following unaudited pro forma consolidated financial statements present a balance sheet as of December 31, 1995, and statements of earnings for each of the three years ended December 31, 1995. The pro forma balance sheet includes on a pro forma basis the impact of certain recently completed acquisitions and certain pending acquisitions, the consummations of which are considered by management to be probable, both as described in Note 1. The statement of earnings for the year ended December 31, 1995 presents the pro forma impact of the acquisitions completed in 1995, the recently completed acquisitions, and the pending acquisitions considered probable of consummation assuming that all of the acquisitions had been completed at January 1, 1995, in each case as described in Note 1. Pro forma statements of earnings are also presented for each of the two years ended December 31, 1994 to reflect only the pending acquisition of Leader Financial Corporation (Leader) which would constitute a significant subsidiary and is expected to be accounted for as a pooling of interests. With the exception of the Leader acquisition, the pro forma impacts of the other recently completed and probable acquisitions are not presented individually because these entities are not considered to be significant to Union Planters Corporation's (the Corporation) consolidated financial condition or results of operations. The pro forma financial statements should be read in conjunction with the audited consolidated financial statements and the notes thereto included in Exhibit 13 to the Corporation's 1995 Annual Report on Form 10-K. Additionally, the Corporation's Current Reports on Form 8-K dated March 8, 1996 and April 1, 1996 include respectively: (i) the definitive Agreement and Plan of Merger dated as of March 8, 1996, pursuant to which the Leader acquisition would be effected and (ii) Leader's audited consolidated financial statements as of December 31, 1995 and 1994 and for each of the three years ended December 31, 1995.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995
(Dollars in thousands)

                                                                                                         OTHER
                                                                                                      CONSUMMATED
                                                                                           UNION          AND
                                                                                          PLANTERS     PROBABLE
                                                UNION                       PRO FORMA       AND         PENDING      PRO FORMA
                                               PLANTERS       LEADER       ADJUSTMENTS     LEADER     ACQUISITIONS     TOTAL
                                             ------------  ------------   ------------  ------------  -----------  --------------
ASSETS
  Cash and due from banks                    $   432,949    $   27,014      $       0   $   459,963     $ 27,117     $   487,080
  Interest-bearing deposits at financial
    institutions                                  13,571           544              0        14,115        1,341          15,456
  Federal funds sold and securities
    purchased under agreements to resell         356,655        90,000              0       446,655        2,212         448,867
  Trading account assets                         121,927             0              0       121,927            0         121,927
  Loans held for resale                           68,819        19,060              0        87,879            0          87,879
  Investment securities
    Available for sale, at fair value          2,774,890       611,895        188,970     3,575,755      145,625       3,721,380
    Held to maturity, at amortized cost                -       186,806       (186,806)            0            0               0
  Loans                                        7,100,051     1,973,320              0     9,073,371      417,003       9,490,374
    Less:  Unearned income                       (30,198)       (9,298)             0       (39,496)      (1,142)        (40,638)
           Allowance for losses on loans        (133,487)      (22,901)             0      (156,388)      (4,030)       (160,418)
                                             -----------    ----------      ---------   -----------     --------     -----------

        Net loans                              6,936,366     1,941,121              0     8,877,487      411,831       9,289,318

  Premises and equipment                         228,272        18,613              0       246,885       18,814         265,699
  Accrued interest receivable                    100,686        72,059              0       172,745        5,149         177,894
  Goodwill and other intangibles                  58,535             0              0        58,535       15,387          73,922
  Other assets                                   184,446       131,465           (822)      315,089       10,015         325,104
                                             -----------    ----------      ---------   -----------     --------     -----------

        Total assets                         $11,277,116    $3,098,577      $   1,342   $14,377,035     $637,491     $15,014,526
                                             ===========    ==========      =========   ===========     ========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                      $ 1,420,358    $  179,363      $       0   $ 1,599,721     $ 54,068     $ 1,653,789
    Certificates of deposit of $100,000
      and over                                   754,434       160,572              0       915,006       65,881         980,887
    Other interest-bearing                     7,272,944     1,237,295              0     8,510,239      441,030       8,951,269
                                             -----------    ----------      ---------   -----------     --------     -----------

        Total deposits                         9,447,736     1,577,230              0    11,024,966      560,979      11,585,945

  Short-term borrowings                          241,023       597,260              0       838,283        6,727         845,010
  FHLB advances                                  268,892       529,147              0       798,039       11,399         809,438
  Long-term debt                                 216,366        12,171              0       228,537       13,000         241,537
  Accrued interest, expenses, and taxes           90,754        34,659              0       125,413        2,213         127,626
  Other liabilities                               46,014       101,280              0       147,294        9,539         156,833
                                             -----------    ----------      ---------   -----------     --------     -----------

        Total liabilities                     10,310,785     2,851,747              0    13,162,532      603,857      13,766,389
                                             -----------    ----------      ---------   -----------     --------     -----------

  Shareholders' equity
    Preferred stock
      Convertible                                 91,810             0              0        91,810        6,711          98,521
      Nonconvertible                                   0             0              0             0            0               0
    Common stock                                 227,235        10,753         64,689       302,677        5,728         308,405
    Additional paid-in capital                   111,348        94,415        (82,675)      123,088       11,512         134,600
    Net unrealized gain (loss) on
      available for sale securities               21,366         9,702          1,342        32,410          (12)         32,398
    Retained earnings                            514,572       149,946              0       664,518        9,695         674,213
    Treasury stock                                     0       (17,986)        17,986             0            0               0
                                             -----------    ----------      ---------   -----------     --------     -----------

        Total shareholders' equity               966,331       246,830          1,342     1,214,503       33,634       1,248,137
                                             -----------    ----------      ---------   -----------     --------     -----------

        Total liabilities and
          shareholders' equity               $11,277,116    $3,098,577      $   1,342   $14,377,035     $637,491     $15,014,526
                                             ===========    ==========      =========   ===========     ========     ===========

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1995
(Dollars in thousands, except per share data)

                                                                                                            OTHER
                                                                                                         CONSUMMATED
                                                                                              UNION          AND
                                                                                             PLANTERS      PROBABLE
                                                                  UNION                        AND         PENDING      PRO FORMA
                                                                 PLANTERS       LEADER        LEADER     ACQUISITIONS     TOTAL
                                                               ------------  ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                                      $636,769      $167,651    $  804,420       $42,681    $  847,101
  Interest on investment securities
    Taxable                                                        137,453        39,819       177,272        10,548       187,820
    Tax-exempt                                                      31,816           497        32,313           262        32,575
  Interest on deposits at financial institutions                     1,910            26         1,936           131         2,067
  Interest on federal funds sold and securities
    purchased under agreements to resell                            12,095         4,946        17,041           263        17,304
  Interest on trading account assets                                12,774             0        12,774             0        12,774
  Interest on loans held for resale                                  3,865         1,453         5,318             0         5,318
                                                                  --------      --------    ----------       -------    ----------

      Total interest income                                        836,682       214,392     1,051,074        53,885     1,104,959
                                                                  --------      --------    ----------       -------    ----------

Interest expense
  Interest on deposits                                             347,859        74,501       422,360        23,254       445,614
  Interest on short-term borrowings                                 12,825        21,031        33,856           216        34,072
  Interest on FHLB advances and long-term debt                      28,567        30,350        58,917         2,945        61,862
                                                                  --------      --------    ----------       -------    ----------

      Total interest expense                                       389,251       125,882       515,133        26,415       541,548
                                                                  --------      --------    ----------       -------    ----------

      Net interest income                                          447,431        88,510       535,941        27,470       563,411
Provision for losses on loans                                       22,231         5,150        27,381         3,115        30,496
                                                                  --------      --------    ----------       -------    ----------

      Net interest income after provision
        for losses on loans                                        425,200        83,360       508,560        24,355       532,915

Noninterest income
  Service charges on deposit accounts                               71,611         4,083        75,694         3,070        78,764
  Bank card income                                                  20,103           637        20,740             0        20,740
  Mortgage servicing income                                          9,835        13,904        23,739             0        23,739
  Trust service income                                               8,010             0         8,010             0         8,010
  Profits and commissions from trading activities                   10,441             0        10,441             0        10,441
  Investment securities gains (losses)                                 476           (67)          409           (41)          368
  Other income                                                      37,176         4,934        42,110         3,187        45,297
                                                                  --------      --------    ----------       -------    ----------

      Total noninterest income                                     157,652        23,491       181,143         6,216       187,359
                                                                  --------      --------    ----------       -------    ----------

Noninterest expense
  Salaries and employee benefits                                   171,325        26,530       197,855        12,547       210,402
  Net occupancy expense                                             27,192         3,255        30,447         3,202        33,649
  Equipment expense                                                 30,156         4,249        34,405             0        34,405
  Other expense                                                    153,491        14,101       167,592        11,409       179,001
                                                                  --------      --------    ----------       -------    ----------

      Total noninterest expense                                    382,164        48,135       430,299        27,158       457,457
                                                                  --------      --------    ----------       -------    ----------

      Earnings before income taxes                                 200,688        58,716       259,404         3,413       262,817
Applicable income taxes                                             65,286        21,363        86,649         2,647        89,296
                                                                  --------      --------    ----------       -------    ----------

      Net earnings                                                $135,402      $ 37,353    $  172,755       $   766    $  173,521
                                                                  ========      ========    ==========       =======    ==========

Earnings per common share
  Primary                                                         $   2.82                  $     2.72                  $     2.67
  Fully diluted                                                       2.70                        2.64                        2.58
Weighted average shares outstanding
  (in thousands)
    Primary                                                         45,008                      60,384                      61,525
    Fully diluted                                                   49,618                      64,994                      66,712


See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1994
(Dollars in thousands, except per share data)

                                                                           UNION                     PRO FORMA
                                                                          PLANTERS       LEADER     CONSOLIDATED
                                                                        ------------  ------------  ------------
Interest income
  Interest and fees on loans                                               $517,032      $127,658      $644,690
  Interest on investment securities
    Taxable                                                                 162,012        31,264       193,276
    Tax-exempt                                                               32,999           416        33,415
  Interest on deposits at financial institutions                                734            14           748
  Interest on federal funds sold and securities
    purchased under agreements to resell                                      4,472         2,390         6,862
  Interest on trading account assets                                          9,143             0         9,143
  Interest on loans held for resale                                           1,573           823         2,396
                                                                           --------      --------      --------

      Total interest income                                                 727,965       162,565       890,530
                                                                           --------      --------      --------

Interest expense
  Interest on deposits                                                      262,572        55,149       317,721
  Interest on short-term borrowings                                          21,300         6,977        28,277
  Interest on FHLB advances and long-term debt                               20,979        17,948        38,927
                                                                           --------      --------      --------

      Total interest expense                                                304,851        80,074       384,925
                                                                           --------      --------      --------

      Net interest income                                                   423,114        82,491       505,605
Provision for losses on loans                                                 4,894         4,767         9,661
                                                                           --------      --------      --------

      Net interest income after provision
        for losses on loans                                                 418,220        77,724       495,944

Noninterest income
  Service charges on deposit accounts                                        55,551         4,013        59,564
  Bank card income                                                           10,953           433        11,386
  Mortgage servicing income                                                   9,621         9,176        18,797
  Trust service income                                                        7,990             0         7,990
  Profits and commissions from trading activities                             6,639             0         6,639
  Investment securities gains (losses)                                      (20,298)       (2,217)      (22,515)
  Other income                                                               30,349        12,016        42,365
                                                                           --------      --------      --------

      Total noninterest income                                              100,805        23,421       124,226
                                                                           --------      --------      --------

Noninterest expense
  Salaries and employee benefits                                            175,218        26,314       201,532
  Net occupancy expense                                                      28,041         3,597        31,638
  Equipment expense                                                          28,698         3,920        32,618
  Other expense                                                             195,740        13,045       208,785
                                                                           --------      --------      --------

      Total noninterest expense                                             427,697        46,876       474,573
                                                                           --------      --------      --------

      Earnings before income taxes                                           91,328        54,269       145,597
Applicable income taxes                                                      25,467        19,707        45,174
                                                                           --------      --------      --------

      Net earnings                                                         $ 65,861      $ 34,562      $100,423
                                                                           ========      ========      ========

Earnings per common share
  Primary                                                                  $   1.28                    $   1.52
  Fully diluted                                                                1.28                        1.52
Weighted average shares outstanding
  (in thousands)
    Primary                                                                  43,741                      59,587
    Fully diluted                                                            44,083                      59,929

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands, except per share data)

                                                                            UNION                     PRO FORMA
                                                                           PLANTERS       LEADER     CONSOLIDATED
                                                                         ------------  ------------  ------------
Interest income
  Interest and fees on loans                                                $425,967      $105,450      $531,417
  Interest on investment securities
    Taxable                                                                  157,403        29,563       186,966
    Tax-exempt                                                                30,507            89        30,596
  Interest on deposits at financial institutions                               1,862            22         1,884
  Interest on federal funds sold and securities
    purchased under agreements to resell                                       6,175         2,394         8,569
  Interest on trading account assets                                           6,194             0         6,194
  Interest on loans held for resale                                            7,438           725         8,163
                                                                            --------      --------      --------

      Total interest income                                                  635,546       138,243       773,789
                                                                            --------      --------      --------

Interest expense
  Interest on deposits                                                       238,019        60,293       298,312
  Interest on short-term borrowings                                            8,203             0         8,203
  Interest on FHLB advances and long-term debt                                14,291        13,693        27,984
                                                                            --------      --------      --------

      Total interest expense                                                 260,513        73,986       334,499
                                                                            --------      --------      --------

      Net interest income                                                    375,033        64,257       439,290
Provision for losses on loans                                                 17,950         4,710        22,660
                                                                            --------      --------      --------

      Net interest income after provision
        for losses on loans                                                  357,083        59,547       416,630

Noninterest income
  Service charges on deposit accounts                                         49,490         4,233        53,723
  Bank card income                                                            10,393           491        10,884
  Mortgage servicing income                                                    9,595          (528)        9,067
  Trust service income                                                         7,643             0         7,643
  Profits and commissions from trading activities                             13,787             0        13,787
  Investment securities gains (losses)                                         4,506          (998)        3,508
  Other income                                                                32,148         7,803        39,951
                                                                            --------      --------      --------

      Total noninterest income                                               127,562        11,001       138,563
                                                                            --------      --------      --------

Noninterest expense
  Salaries and employee benefits                                             163,711        22,992       186,703
  Net occupancy expense                                                       25,393         3,083        28,476
  Equipment expense                                                           25,989         4,356        30,345
  Other expense                                                              131,357        12,808       144,165
                                                                            --------      --------      --------

      Total noninterest expense                                              346,450        43,239       389,689
                                                                            --------      --------      --------

      Earnings before income taxes, extraordinary
        items, and accounting changes                                        138,195        27,309       165,504
Applicable income taxes                                                       41,168        10,696        51,864
                                                                            --------      --------      --------

      Earnings before extraordinary items
        and accounting changes                                              $ 97,027      $ 16,613      $113,640
                                                                            ========      ========      ========

Earnings per common share before extraordinary items
  and accounting changes
    Primary                                                                 $   2.24                    $   2.17
    Fully diluted                                                               2.18                        2.11
Weighted average shares outstanding
  (in thosands)
    Primary                                                                   38,914                      43,192
    Fully diluted                                                             43,144                      47,422

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  CONSUMMATED AND PENDING ACQUISITIONS

         The unaudited pro forma consolidated balance sheet and statements of earnings reflect the recently completed acquisitions and those pending acquisitions, consummation of which management deems probable, which are listed below. The unaudited pro forma consolidated balance sheet gives effect to the recently completed and pending transactions at December 31, 1995 as if they had been consummated on that date and the unaudited pro forma consolidated statements of earnings reflect the impact of the consummated and pending transactions as if they had been consummated January 1, 1995, with the exception of the acquisition of Leader which is presented assuming the transaction had been consummated January 1, 1993.
         The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated.

UNION PLANTERS CORPORATION ACQUISITIONS COMPLETED IN 1996 AND ACCOUNTED FOR AS PURCHASES

                                                                         PURCHASE        RESULTING       APPROXIMATE
            INSTITUTION                ACQUIRED      CONSIDERATION        PRICE         INTANGIBLES      TOTAL ASSETS
      ---------------------           ----------    ---------------     ----------     -------------    --------------
                                                                                   (DOLLARS IN MILLIONS)
First Bancshares of Eastern             1/2/96             Cash           $10.9              $3.2             $ 60
  Arkansas, Inc., West Memphis,
  Arkansas, and its subsidiary,
  First National Bank of West Memphis

First Bancshares of North Eastern       1/2/96             Cash           $ 9.2              $2.4             $ 62
  Arkansas, Inc., Osceola, Arkansas,
  and its subsidiary, First National
  Bank of Osceola

UNION PLANTERS CORPORATION PROBABLE PENDING ACQUISITIONS AT MARCH 31, 1996

                                                                                       ANTICIPATED
                                                                                        METHOD OF             APPROXIMATE
            INSTITUTION                     CONSIDERATION                               ACCOUNTING            TOTAL ASSETS
         -----------------                 ---------------                            -------------       ---------------------
                                                                                                          (DOLLARS IN MILLIONS)
Eastern National Bank in Miami, Florida     Approximately $4.5                          Purchase                 $  266
                                            million in cash, up
                                            to 317,458 Shares
                                            of Series E Preferred Stock
                                            and the Corporation's promissory
                                            notes in face amount of
                                            $14.5 million

Valley Federal Savings Bank in              Approxiately 480,000                        Pooling of                  126
 Sheffield, Alabama                         shares of Common Stock                      Interests

Franklin Financial Group, Inc.,             Approximately 670,000                       Pooling of                  137
  Parent Company of Franklin                shares of Common Stock                      Interests
  Federal Savings Bank in
  Morristown, Tennessee

Leader Financial Corporation,               Approximately 16,600,000                    Pooling of                3,099
  Parent Company of                         shares of Common Stock                      Interests
  Leader Federal Bank for Savings           (including estimated shares
  in Memphis, Tennessee                     to be issued for outstanding options)
                                                                                                                 ------
          Total                                                                                                  $3,628
                                                                                                                 ======

NOTE 2.  UNAUDITED PRO FORMA ADJUSTMENTS

         The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described previously. The adjustments for probable acquisitions are based on currently available information and could change significantly upon consummation. Not all purchase accounting adjustments have been reflected because certain information is not available, however, the amounts not reflected are not expected to be material.

                 UNION PLANTERS CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS
                                     LEADER


                                                                                            DECEMBER 31, 1995
                                                                                              DEBIT (CREDIT)
                                                                                         -------------------------
                                                                                           (Dollars in thousands)

(1)  INVESTMENT SECURITIES AVAILABLE FOR SALE
       TO TRANSFER HELD TO MATURITY SECURITIES TO AVAILABLE FOR SALE                       $186,806
       TO RECORD UNREALIZED GAIN ON SECURITIES TRANSFERRED                                    2,164
                                                                                           --------

           TOTAL                                                                                          $188,970

(2)  INVESTMENT SECURITIES HELD TO MATURITY
       TO TRANSFER HELD TO MATURITY SECURITIES TO AVAILABLE FOR SALE                                      (186,806)

(3)  OTHER ASSETS
       TO RECORD TAX EFFECT OF UNREALIZED GAIN ON SECURITIES TRANSFERRED                                      (822)

(4)  COMMON STOCK
       TO RETIRE TREASURY STOCK                                                                 859
       TO ELIMINATE COMMON STOCK OF LEADER                                                    9,894
       ISSUANCE OF COMMON STOCK OF UNION PLANTERS CORPORATION                               (75,442)
                                                                                           --------

           TOTAL                                                                                           (64,689)

(5)  ADDITIONAL PAID-IN CAPITAL
       TO RETIRE TREASURY STOCK                                                              17,127
       TO ELIMINATE SURPLUS OF LEADER                                                        77,288
       EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF ISSUED STOCK
         OF UNION PLANTERS CORPORATION                                                      (11,740)
                                                                                           --------

           TOTAL                                                                                            82,675

(6)  NET UNREALIZED GAIN (LOSS) ON AVAILABLE FOR SALE SECURITIES
       TO RECORD NET UNREALIZED GAIN ON SECURITIES TRANSFERRED
         FROM HELD TO MATURITY TO AVAILABLE FOR SALE                                                        (1,342)

(7)  TREASURY STOCK
       TO RETIRE TREASURY STOCK                                                                            (17,986)
                                                                                                          --------

                            TOTAL                                                                         $      0
                                                                                                          ========

NOTE 3.  EARNINGS CONSIDERATIONS RELATED TO PENDING ACQUISITIONS

         Note 1 to the unaudited pro forma consolidated financial statements presents the Corporation's pending acquisitions which management deems probable of consummation. It is expected that the Corporation or the institutions to be acquired will incur charges related to such acquisitions and to the assimilation of those institutions into the UPC organization. Anticipated charges would arise from matters such as, but not limited to, legal and accounting fees, financial advisory fees, consulting fees, payment of contractual benefits triggered by a change of control, early retirement and involuntary separation and related benefits, costs associated with elimination of duplicate facilities and branch closures, data processing charges, cancellation of vendor contracts, the potential for additional provisions for loan losses and similar costs which normally arise from the consolidation of operational activities.
         Aggregate charges expected to arise from the pending acquisitions have been preliminarily estimated to be between $17 million to $22 million after taxes, which does not include a potential after-tax charge of approximately
$6.0 million for the recapture of Leader's thrift bad debt reserve which, under existing law, would be triggered by the assimilation of Leader's branches into Union Planters National Bank, the Corporation's principal subsidiary, and certain other banking subsidiaries. If enacted by the Congress, pending legislation would eliminate this recapture. Moreover, the range of charges does not take into account any potential assessment for recapitalization of the Savings Association Insurance Fund (Note 4).
         To the extent that any of these charges should be contingent upon consummation of a particular transaction, those charges would be recognized in the period in which such transaction closes. This range of potential charges is based on currently available information as well as preliminary estimates and is subject to change. The range is provided as a preliminary estimate of the significant charges which may in the aggregate be required and should be viewed accordingly. These charges are not reflected in the pro forma consolidated financial statements.

NOTE 4.  SPECIAL REGULATORY ASSESSMENT

         There are several bills currently under consideration by Congress, the purpose of which is to provide additional financing for the Savings Association Insurance Fund (SAIF) and to provide interest payments on Financing Corporation
(FICO) bonds issued in connection with earlier efforts to support the then failing thrift industry. A common feature of the proposed bills is a one-time special assessment ranging from 85 to 90 basis points on all deposits insured by the SAIF ($.85 to $.90 per $100 of covered deposits). The special assessment may be less for SAIF-insured deposits held by banks (sometimes referred to as "Oakar Deposits"). In addition to the special assessment on SAIF deposits, the bills also contemplate a special assessment on deposits which are insured by the Bank Insurance Fund
(BIF). This assessment on BIF-insured deposits presumably would be to provide financial support to pay interest on FICO bonds. At December 31, 1995, the Corporation's subsidiaries held approximately $1.4 billion in SAIF-insured deposits, approximately $1.0 billion of which were Oakar Deposits; Leader had approximately $1.6 billion of SAIF-insured deposits; and the pending acquisitions had $221 million of SAIF-insured deposits. Should the proposed legislation be adopted at the levels indicated and the pending acquisitions are consummated, the Corporation would be required to recognize as an expense aggregate SAIF assessments at the time the legislation is passed.

NOTE 5.  EARNINGS PER SHARE CALCULATION FOR 1993

         Leader was organized on March 18, 1993 in connection with the conversion of its principal subsidiary, Leader Federal Bank for Savings and subsidiaries, from a federal mutual savings bank to a federally-chartered capital stock savings bank. Accordingly, the calculation of earnings per share on a pooled basis is based on Leader's fourth quarter net income since the stock conversion occured on September 30, 1993.

NOTE 6.  UNAUDITED PRO FORMA CAPITAL RATIOS

         The following table summarizes the Corporation's capital ratios as of December 31, 1995 and the pro forma capital ratios assuming consummation of all recently completed and probable acquisitions as of December 31, 1995.

                                                                            AS ADJUSTED FOR THE
                                                        ACTUAL                 ACQUISITIONS
                                                      ---------             -------------------
Shareholders' Equity to Assets                           8.57%                      8.31%

Leverage Ratio                                           8.09                       7.78

Tier 1 Capital to Risk-Weighted Assets*                 12.64                      13.01

Total Capital to Risk-Weighted Assets*                  16.35                      16.24

- --------------------
*Based on estimated risk-weighted assets of all pending acquisitions.





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